EXHIBIT  10.1


                               PURCHASE AGREEMENT
                               ------------------

     This Purchase Agreement (the "Agreement") is made and entered into this 13th day of June, 2005, by and among Tony Hege ("Seller" or "Hege"), Top Shelf Entertainment, L.L.C., a North Carolina limited liability company (the "Company"), Rick's Cabaret International, Inc., a Texas corporation ("Rick's) and RCI Entertainment (North Carolina), Inc., a North Carolina corporation ("RCI North Carolina" or the "Buyer").

     WHEREAS, Seller owns 100% of the units of membership interest of the Company (the "Units"); and

     WHEREAS, the Company owns an adult entertainment cabaret known as "The Manhattan Club" (the "Club"), located at 5300 Old Pineville Road, Charlotte, North Carolina 28217 (the "Premises").

     WHEREAS, Seller and Buyer entered into a Management Agreement dated February 13, 2005, pursuant to which Buyer has been managing the Club since February 1, 2005, and under which the Buyer is currently operating the Club (the "Management Agreement").

     WHEREAS, Seller and Buyer entered into an Option to Purchase Agreement dated February 1, 2005, (the "Option Agreement") under which Seller granted Buyer an option to purchase all of the outstanding Units of the Company for a purchase price of $1,000,000.

     WHEREAS, Seller desires to sell the Units of the Company to Buyer on the terms and conditions set forth herein; and

     WHEREAS, Buyer desires to purchase the Units of the Company from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF THE UNITS

     Section 1.1     Sale of the Units.  Subject to the terms and conditions set
                     -----------------
forth in this Agreement, at the Closing (as hereinafter defined) Seller hereby agrees to sell, transfer, convey and deliver to Buyer all of the Units, free and clear of all encumbrances, which represents all of the issued and outstanding units of membership interest of the Company, and shall deliver to Buyer certificates representing the Units, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer.


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     Section  1.2     Purchase  Price.  As consideration for the purchase of the
                      ---------------
Units, Buyer shall pay to Seller the total consideration of $1,000,000 (the "Purchase Price"), which shall be payable as follows:

     (a) 180,000 shares of common stock of Rick's (the "Shares") to be valued at $3.75 per share; and

     (b)       the  balance  of the Purchase Price shall be evidenced by a seven
               (7) year $325,000 promissory note bearing simple interest at a rate of seven percent (7%) per annum (the "Promissory Note") payable (i) with an initial payment due November 1, 2005 of interest only for the period of time from the date of Closing until October 31, 2005, plus a principal reduction payment in the amount of $3,009.29, and thereafter (ii) eighty-three (83) successive equal monthly payments commencing December 1, 2005, of principal and interest in the amount of $4,905.12 until paid in full. The Promissory Note shall be secured by the assets of the Buyer.

     Section  1.3     Right  of  Hege to "Put"  Shares.  On or after November 1,
                      --------------------------------
2005, Hege shall have the right but not the obligation to have Rick's purchase from Hege 4,285 Shares per month (the "Monthly Shares"), calculated at a price per share equal to $3.75 ("Value of the Shares") until Hege has received a total of $1,000,000 from the sale of the Shares less the amount of the Promissory Note as provided for in Section 1.2(b) above. At Rick's election, during any given month, it may either buy the Monthly Shares or if Rick's elects not to buy the Monthly Shares from Hege, then Hege shall sell the Monthly Shares in the open market and any deficiency between the amount which Hege receives from the sale of the Monthly Shares and the Value of the Shares shall be paid by Rick's within three (3) days of the date of sale of the Monthly Shares during that particular month. Hege shall notify Rick's during any given month of its election to "Put" the Monthly Shares to Rick's during that particular month and Rick's shall have three (3) business days to elect to buy the Monthly Shares or instruct Hege to sell the Monthly Shares in the open market. Rick's obligation under this
Section 1.3 to purchase the Monthly Shares from Hege shall terminate and cease at such time as Hege has received a total of $1,000,000 from the sale of the Shares, less the amount of the Promissory Note as provided for in Section 1.2(b) above. Hege agrees to provide monthly statements to Rick's as to the total number of Shares which he has sold and the amount of proceeds derived therefrom. Nothing contained in this Section 1.3 shall limit or preclude Hege from selling the Shares in the open market or require Hege to "Put" the Shares to Rick's during any given month.

     Section  1.4     Sale by Buyer.  In the event that Buyer transfers or sells
                      -------------
all or substantially all of the assets of the Buyer or Rick's/Buyer sells, or transfers all or substantially all of its interest or ownership in the Buyer to an unaffiliated third party, then in such event, Hege shall have the right and option that Rick's shall purchase from Hege all remaining Shares of Rick's owned by Hege The purchase price, if Hege exercises this option, shall be determined as follows: The price will be a dollar amount calculated by deducting the unpaid amount owed to Hege on the Promissory Note by the Buyer and deducting the amount paid or received by Hege for any sold Shares of Rick's stock by Hege from $1,000,000.00. Further, in the event that Hege exercises his option for Rick's to purchase his Shares as provided for in this Section 1.4, and in the event that Buyer/Rick's receives cash or cash equivalent from the sale of all or substantially all of the assets or ownership interests of the Buyer as provided for in this Section 1.4 in an amount in excess of the amount to be paid to Hege for the Shares of Rick's then such excess shall be prepaid on the Promissory Note to reduce or eliminate any unpaid portion of the Promissory Note. This resulting amount would be paid to Hege within five (5) days from the date of the option being exercised by Hege. The Buyer shall give written notice to Hege of any anticipated transaction as described in this paragraph and any closed transaction.

     Section  1.5     Registration Rights.  Rick's agrees to file a Registration
                      -------------------
Statement under the Securities Act of 1933, as amended (the "Act") within thirty
(30) days after Closing with the Securities and Exchange Commission ("SEC") on Form SB-2 or Form S-3 or other similar form (except on Form S-8 or Form S-4) to register for re-sale of the Shares, as set forth in the Registration Rights Agreement between the parties (a copy of which is attached hereto as Exhibit "A"). Rick's will use its best efforts to cause the Registration Statement to become effective under the Act (the "Effective Date"), as promptly as is practical and to keep the Registration Statement continuously effective under the Act for a period of the earlier of (i) two years from the Effective Date, or
(ii)  until  all of the Shares which were registered for re-sale have been sold.

                                   ARTICLE II
                                     CLOSING

     Section  2.1     The Closing.  The closing of the transactions provided for
                      -----------
in this Agreement shall take place on or before June 10, 2005 (the "Closing Date"), or at such other time and place as agreed upon among the parties hereto (the "Closing"). The parties have agreed further to close at 5300 Old Pineville Road, Charlotte, North Carolina.

     Section  2.2     Actions  at  the  Closing.  At  the  Closing:
                      -------------------------

          (a) the Buyer shall deliver to the Seller and/or the Company the various certificates, instruments and documents (and shall take the required actions) referred to in Article VI below;

          (b) the Seller shall deliver to the Buyer the various certificates, instruments and documents (and shall take the required actions) referred to in Article VI below;

          (c) the Seller shall deliver or cause to be delivered to Buyer originally issued certificates representing the Units of the Company duly endorsed over to the Buyer in a form satisfactory to the Buyer;

          (d) the Buyer shall deliver the Shares representing the Purchase Price to Seller or a letter of instruction to the transfer agent instructing the issuance of the Shares; and

          (e) the Buyer shall execute the Promissory Note and Security Agreement as set forth in Section 1.2.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                            OF SELLER AND THE COMPANY

     Seller and the Company, jointly and severally, hereby represent and warrant to the Buyer and Rick's as follows:

     Section  3.1.     Organization,  Good  Standing  and  Qualification.
                       --------------------------------------------------

     (a) The Company (i) is an entity duly organized, validly existing and in good standing under the laws of the state of North Carolina, (ii) has all requisite power and authority to own, operate and lease its properties and to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Seller or the Company, respectively.

     (b) The authorized capital of the Company consists of 1,000 units of Membership Interest of which 1,000 units of Membership Interest are validly issued and outstanding. There is no other class of capital authorized or issued by the Company. All of the issued and outstanding units of membership interest of the Company are owned by Seller and are fully paid and non-assessable. None of the Units issued are in violation of any preemptive rights. The Company has no obligation to repurchase, reacquire, or redeem any of its outstanding units of membership interests. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any units of membership interests of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any units of membership interests or any securities convertible into or evidencing the right to purchase or subscribe for any units of membership interests, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any units of membership interest of the Company.

     Section  3.2     Ownership  of the Units.  Seller owns, beneficially and of
                      -----------------------
record, all of the Units of the Company free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Units without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Units to Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  3.3     Authorization.  The  Company  has  all requisite corporate
                      -------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement has been taken by the Seller. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Company and Seller enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Hege represents that he is a person of full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of Hege necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Hege enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  3.4     Consents.  No  consent  of,  approval  by,  order  or
                      --------
authorization of, or registration, declaration or filing by the Seller or the Company with any court or any governmental or regulatory agency or authority having jurisdiction over the Seller or any of its property or assets is required on the part of the Seller or the Company (a) in connection with the consummation of the transactions contemplated by this Agreement or (b) as a condition to the legality, validity or enforceability as against the Company of this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of the Company. Except for the landlord's consent, no consent or approval of any other third party is required in connection with the execution, delivery and performance by the Seller of this Agreement.

     Section  3.5     Acquisition  of  Stock  for  Investment.  The  Seller
                      ---------------------------------------
understands that any issuance of the Shares (as referenced in Section 1.2 herein) will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and are accordingly, are restricted securities, and the Seller represents and warrants to the Purchaser that the Seller's present intention is to receive and hold the Shares for investment only and not with a view to the distribution or resale thereof.

     Additionally, the Seller understands that any sale of any the Shares issued, under current law, will require either (a) the registration of the Shares under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts.

     To assist in implementing the above provisions, the Seller hereby consent to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Shares acquired hereby until the Shares have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES HAVE BEEN ACQUIRED FOR
                                                     =============
          INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF

          APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     Section  3.6     Litigation.  There  is  no  claim,  suit,  arbitration,
                      ----------
investigation, judgment, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of Seller's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon the Company or the transfer by Seller to Buyer of the Units under this Agreement.

     Section  3.7     Taxes.  The  Company  has  timely and accurately filed all
                      -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns and any taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor. The Company has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Company with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. The Company does not have knowledge of any actions by any taxing authority in connection with assessing additional taxes against or in respect of it for any past period. There are no agreements between the Company and any taxing authority waiving or extending any statute of limitations with respect to any tax return.

     Section  3.8     Financial  Statements.  Seller  has delivered to Buyer the
                      ---------------------
audited balance sheet of the Company as of December 31, and 2004 and the unaudited balance sheet for the quarter ended December 31, 2004, together with the related statements of income, changes in shareholder's equity and cash flow for the year, or quarter, then ended, including the related notes for the Company (collectively, the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of the Company and fairly represent the financial position of the Company and the results of operations and changes in financial position of the Company as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, the Company, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, Seller represents there have been no adverse changes in the financial condition or other operations, business, properties or assets of the Company from that reflected in the latest financial statements of the Company as furnished pursuant to this Agreement.

     Section  3.9     Labor  Matters.  The  Company  is not a party or otherwise
                      --------------
subject to any collective bargaining agreement with any labor union or association. The Company is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of the Company. The Company is not a party to any employee benefits plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or any other fringe or employee benefits plan, programs or arrangements.

     Section 3.10     Compliance with Laws; Permits.  The Company is, and at all
                      -----------------------------
times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of their businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties or condition (financial or otherwise) of the Company. Except as contemplated by this Agreement the Company owns, holds, possesses or lawfully uses in the operation of its business all permits and licenses which are in any manner necessary for it to conduct its business as now or previously conducted.

     Section  3.11     No  Conflicts.  Te  execution and delivery by the Company
                       -------------
and the Seller of this Agreement does not, and the performance and consummation by the Company and the Seller of the transactions contemplated hereby will not
(i)  conflict  with  the articles of organization or regulations of the Company;
(ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which the Company is a party or by which the Company's or Seller's assets or properties are bound; (iii) result in the creation of any encumbrance on any of the assets or properties of the Company; or (iv) violate any law, rule, regulation or order applicable to the Company or Seller or any of the Company's assets or properties.

     Section  3.12     Title  to Properties; Encumbrances.  The Company has good
                       ----------------------------------
and marketable title to all of the personal property and assets, that are used in the business that are material to the condition (financial or otherwise), business, operations or prospects of the Company, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of the Company, (ii) any and all intellectual property rights of the Seller and the Company, including but not limited to any and all copyrights, trademarks, tradenames, trade secrets, servicemarks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) associated with or used in connection with the operation or business of the Club, which may have been previously used by the Company, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby. The Company does not own any real property.

     Section  3.13     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, neither Seller nor the Company is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of the Company, (ii) the sale of any of the assets of the Company except in the ordinary course of business, or (iii) the sale of any outstanding capital stock of the Company.

     Section  3.14     Contracts  and Leases.  Except as disclosed to the Buyer,
                       ---------------------
the Company (i) has no leases of personal property relating to the assets of the Company, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the assets of the Company, whether written or oral; and
(iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Company. Other than as contemplated by this Agreement, as of the Closing Date, there will not be any lease agreements for the Premises where the Club is located. The Company has provided Buyer access to each and every contract, lease or other document relating to the assets of the Company to which they are subject or are a party or a beneficiary. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of the Company and the other respective parties thereto and are enforceable in accordance with their terms. Seller has no knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents.

     Section  3.15     Material  Agreements;  Action   Except  as  disclosed  to
                       -----------------------------
Buyer, there are no contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which the Company is a party or by which it is bound that involve or relate to: (i) any of the respective officers, managers or affiliates of the Company; (ii) the sale of any of the assets of the Company other than in the ordinary course of business; (iii) the acquisition by the Company of any operating business or the capital stock of any other Person; or (iv) the borrowing of money.

     Section  3.16     No  Default.  The  Company is not (a) in violation of any
                       -----------
provision of its articles of organization or regulations or (b) in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of the Company, and there has been no default in any material obligation to be performed by the Company under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.17     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books and other records of the Company are accurate and complete and have been maintained in accordance with sound business practices and will be located at the Premises upon Closing.

     Section  3.18     Insurance Policies.  Copies  of  all  insurance  policies
                       ------------------
maintained by the Company relating to the operation of the Club have been delivered or made available to Buyer. The policies of insurance held by the Company are in such amounts, and insure against such losses and risks, as the Company reasonably deems appropriate for its property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     Section  3.19      Disclosure.  No  representation  or  warranty  of Seller
                        ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.20     Brokerage  Commission.  No broker or finder has acted for
                       ---------------------
the Seller, or the Company in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller or the Company.

     Section 3.21     Environmental.  The Company has not received any citation,
                      -------------
directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit relating to any environmental issue arising out of the ownership or occupation of the Club.

     Section 3.22     Banks and Brokerage Accounts.  Exhibit 3.22 sets forth (a)
                      ----------------------------
a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company having signatory power with respect thereto.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                    OF BUYER

     Buyer hereby represents and warrants to Seller as follows:

     Section  4.1     Organization,  Good Standing and Qualification.  Buyer (i)
                      -----------------------------------------------
is an entity duly organized, validly existing and in good standing under the laws of the state of North Carolina, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Buyer.

     Section  4.2     Authorization.  Buyer  is  a corporation duly organized in
                      -------------
the state of North Carolina and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of Buyer in connection with the execution and delivery by Buyer of this Agreement or the consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  4.4     Disclosure.  No  representation  or  warranty  of  Buyer
                      ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.5     Brokerage  Commission.  No  broker or finder has acted for
                      ---------------------
the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                    OF RICK'S

     Rick's hereby represents and warrants to Seller as follows:

     Section  5.1     Organization, Good Standing and Qualification.  Rick's (i)
                      ----------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Rick's.

     Section  5.2     Authorization.  Rick's  is a corporation duly organized in
                      -------------
the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Rick's necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Rick's enforceable against Rick's in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  5.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of Rick's in connection with the execution and delivery by Rick's of this Agreement or the consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  5.4     Disclosure.  No  representation  or  warranty  of  Rick's
                      ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.5     Brokerage  Commission.  No  broker or finder has acted for
                      ---------------------
the Rick's in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Rick's.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

     The obligations of the parties to effect the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions:

     Section  6.1     Conditions  to  Obligations  of  Buyer  and  Rick's.
                      ---------------------------------------------------

          (a)     Representations  and  Warranties  of  the  Seller.  The
                  -------------------------------------------------
representations and warranties of the Company and the Seller shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Resolutions.  Seller  shall  have delivered resolutions of the
                  -----------
Company, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (c)     Third-Party  Consents.  Any  and  all  consents  or  waivers
                  ---------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (d)     Satisfactory  Diligence.  Buyer  shall  have concluded its due
                  -----------------------
diligence investigation of the Company and its assets and properties and all other matters related to the foregoing, and shall be satisfied, in its absolute and sole discretion, with the results thereof.

          (e)     No  Actions  or  Proceedings.  No  claim,  action,  suit,
                  ----------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (f)     Government  Approvals.  All authorizations, permits, consents,
                  ---------------------
orders, licenses or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (g)     Resignation  of  Officer.  Tony Hege shall have resigned as an
                  ------------------------
officer  and  director  of  the  Company.

     Section  6.2     Conditions  to  Obligations  of the Company and the Seller
                      ----------------------------------------------------------

          (a)     Representations,  Warranties  and  Agreements  of  Buyer  and
                  -------------------------------------------------------------
Rick's. The representations and warranties of Buyer shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Resolutions.  Buyer  and  Risk's  shall deliver resolutions of
                  -----------
the Buyer and Rick's, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (c)     Third-Party  Consents.  Any  and  all  consents  or  waivers
                  ---------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (d)     No  Actions  or  Proceedings.  No  claim,  action,  suit,
                  ----------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (e)     Government  Approvals.  All authorizations, permits, consents,
                  ---------------------
orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

                                   ARTICLE VII
                                 INDEMNIFICATION

     Section  7.1     Indemnification  from Seller.  Seller hereby agrees to and
                      ----------------------------
shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, affiliates, agents, legal counsel successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any of the Buyer Group arising from: (a) any material misrepresentation by, or material breach of any covenant or warranty of Seller contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by Seller or the Company hereunder; (b) any nonfulfillment of any material agreement on the part of Seller under this Agreement; or (c) any suit, action, proceeding, claim or investigation against Buyer which arises from or which is based upon or pertaining to Seller's conduct or the operation or liabilities of the business of the Company prior to entering into the Management Agreement.

     Section  7.2     Indemnification  from  Buyer.  Buyer  agrees  to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller and his agents, affiliates, legal counsel, successors and assigns (collectively, the "Seller's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) suffered or incurred by any of the Seller's Group, arising from (a) any material misrepresentation by, or material breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; (b) any nonfulfillment of any material agreement on the part of Buyer under this Agreement; or (c) any suit, action, proceeding, claim or investigation against Seller which arises from or which is based upon or pertaining to Buyer's conduct or the operation or liabilities of the business of Buyer subsequent to entering into the Management Agreement.

     Section  7.3     Defense  of  Claims.
                      -------------------

     (a) If any indemnitee receives notice of assertion or commencement of any claim, action or proceeding made or brought by any person or entity who or which is not a party to this Agreement or an affiliate of a party to this Agreement ("Third Party Claim") against such indemnitee with respect to which an indemnifying party is obligated to provide indemnification under this Agreement, the indemnitee will give such indemnifying party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third Party Claim. Such notice will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the indemnitee. The indemnifying party will have the right to participate in, or, by giving written notice to the indemnitee, to assume, the defense of any Third Party Claim at such indemnifying party's own expense and by such indemnifying party's own counsel (reasonably satisfactory to the indemnitee), and the indemnitee will cooperate in good faith in such defense.

     (b) If, within ten (10) calendar days after giving notice of a Third Party Claim to an indemnifying party pursuant to Section 7.3(a), an indemnitee receives written notice from the indemnifying party that the indemnifying party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 7.3(a), the indemnifying party will not be liable for any legal expenses subsequently incurred by the indemnitee in connection with the defense thereof; provided, however, that if the indemnifying party fails to take reasonable steps necessary to defend diligently such Third Party Claim within ten (10) calendar days after receiving written notice from the indemnitee that the indemnitee believes the indemnifying party has failed to take such steps or if the indemnifying party has not undertaken fully to indemnify the indemnitee in respect of all Indemnifiable Losses relating to the matter, the indemnitee may assume its own defense, and the indemnifying party will be liable for all reasonable costs or expenses paid or incurred in connection therewith. Without the prior written consent of the indemnitee, the indemnifying party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the indemnitee for which the indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the indemnitee for which the indemnitee is not entitled to indemnification hereunder and the indemnifying party desires to accept and agree to such offer, the Indemnifying party will give written notice to the indemnitee to that effect. If the indemnitee fails to consent to such firm offer within ten (10) calendar days after its receipt of such notice, the indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the indemnifying party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the indemnitee through the end of such ten calendar day period.

     (c) A failure to give timely notice or to include any specified information in any notice as provided in Sections 7.3(a) or 7.3(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise damaged as a result of such failure.

     (d) The indemnifying party will have a period of thirty (30) calendar days within which to respond in writing to any claim by an indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a
"Direct Claim"). If the indemnifying party does not so respond within such thirty (30) calendar day period, the indemnifying party will be deemed to have rejected such claim, in which event the indemnitee will be free to pursue such remedies as may be available to the indemnitee on the terms and subject to the provisions of this Article VII.

     (e) If the amount of any Indemnifiable Loss, at any time subsequent to the making of an indemnity payment, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by or against any other entity, the amount of such reduction, less any costs, expenses, premiums or taxes incurred in connection therewith (together with interest thereon from the date of payment thereof at the annualized rate of interest equal to the "prime" or "reference" rate of interest as publicly announced by Bank One, N.A. and in effect from time to time during the relevant period, calculated on the basis of the actual number of days elapsed over 365) will promptly be repaid by the indemnitee to the indemnifying party. Upon making any indemnity payment the indemnifying party will, to the extent of such indemnity payment, be subrogated to all rights of the indemnitee against any third party that is not an affiliate of the indemnitee in respect of the Indemnifiable Loss to which the indemnity payment related; provided, however, that (i) the indemnifying party shall then be in compliance with its obligations under this Agreement in respect of such Indemnifiable Loss and (ii) until the indemnitee recovers fully payment of its Indemnifiable Loss, any and all claims of the indemnifying party against any such third party on account of said indemnity Payment will be subrogated and subordinated in right of payment to the indemnitee's rights against such third party. Without limiting the generality or effect of any other provision hereof, each such indemnitee and indemnifying party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights.

     Section  7.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

     Section 7.5     Termination.  Indemnification obligations of the Seller and
                     -----------
the Buyer shall terminate on February 1, 2006.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section  8.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                      ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  8.2     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)  if to the Seller:       Tony Hege
                                  509 Glen Walk
                                  Fort Mill, SC 29708

                 with a copy to:  Norman L. Sloan, Esq.
                                  1014 West Fifth Street
                                  Winston-Salem, NC 27101


     (b)  if to Buyer or Rick's:  RCI Entertainment (North Carolina), Inc.
                                  Attn:  President
                                  10959 Cutten Road
                                  Houston, Texas  77066

                 With a copy to:  Robert D. Axelrod
                                  Axelrod Smith & Kirshbaum
                                  5300 Memorial Drive, Suite 700
                                  Houston, Texas  77007

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  8.3     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  8.4     Assignment;  Successors  and Assigns.  Except as otherwise
                      -----------  -----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section  8.5     Entire  Agreement.  This Agreement and the other documents
                      -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  8.6     Jurisdiction.  This  Agreement  shall  be governed by, and
                      ------------
construed in accordance with, the laws of the State of North Carolina, without regard to principles of conflict of laws. The parties agree that venue for purposes of construing or enforcing this Agreement shall be proper in Mecklenburg County, North Carolina.

     Section  8.7     Counterparts  and  Facsimiles.  This  Agreement  may  be
                      -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  8.8     Costs  and  Expenses.   Each  party  shall  pay  their own
                      --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  8.9     Section  Headings.  The section and subsection headings in
                      -----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  8.10     No  Third-Party Beneficiaries.  Nothing in this Agreement
                       -----------------------------
will confer any third party beneficiary or other rights upon any person (specifically including any employees of the Company) or any entity that is not a party to this Agreement.

     Section 8.11     Attorneys' Review.  In connection with the negotiation and
                      -----------------
drafting of this Agreement, the parties represent and warrant to each other they have had the opportunity to be advised by attorneys of their own choice.

     Section  8.12     Further  Assurances.  Each  party  covenants  that at any
                       -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  8.13     Exhibits  Not Attached.  Any exhibits not attached hereto
                       ----------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     IN WITNESS WHEREOF, the undersigned have executed this Purchase Agreement to become effective as of the date first set forth above.

                                       RCI ENTERTAINMENT
                                       (NORTH CAROLINA), INC.

                                       /s/ Eric Langan
                                       ----------------------------------------
                                       By: Eric Langan, President
                                       Date: June 13, 2005

                                       RICK'S CABARET INTERNATIONAL, INC.

                                       /s/ Eric Langan
                                       ----------------------------------------
                                       By: Eric Langan, President
                                       Date: June 13, 2005

                                       SELLER

                                       /s/ Tony Hege
                                       ----------------------------------------
                                       Tony Hege, Individually
                                       Date: June 13, 2005

                                       TOP SHELF ENTERTTAINMENT, LLC

                                       /s/ Tony Hege
                                       ----------------------------------------
                                       By: Tony Hege, Manager
                                       Date: June 13, 2005